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                                                     EXHIBIT 10.4

                   SCHEDULE IDENTIFYING OMITTED
        LONG-TERM INCENTIVE COMPENSATION AWARD AGREEMENTS


Name                                   Participation Percentage

Nicholas J. St. George                           34%
A. Steven Michael                                18%
C. Michael Kilbourne                             12%
J. Michael Stidham                                5%
Larry T. Gilmore                                  5%
Myles E. Standish                                 4%
Jeffrey D. Mick                                   4%
Douglas R. Muir                                   4%